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                                                                    EXHIBIT 99.2

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, John R. Weale, state and attest that:

      (1) I am not required to file this statement with the Securities and Exchange Commission pursuant to the Commission's June 27, 2002 Order (File No. 4-460), but am doing so voluntarily.

      (2) To the best of my knowledge, based upon a review of the covered reports of IPC Holdings, Ltd., and, except as corrected or supplemented in a subsequent covered report:

      - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (3) I have reviewed the contents of this statement with the Company's audit committee.

      (4) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      - the Annual Report on Form 10-K for the period ended December 31, 2001 of IPC Holdings, Ltd.;

      - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of IPC Holdings, Ltd. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      -     any amendments to any of the foregoing.

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/s/ JOHN R. WEALE                        Subscribed and sworn to
---------------------------------------  before me this 14th day of August 2002.
John R. Weale, Chief Financial Officer
                                         /s/ David W.P. Cooke
Date:  August 14, 2002                   ---------------------------------------
                                         Notary Public

                                         My Commission Expires: N/A
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